  As filed with the Securities and Exchange Commission on December 1, 1999.

                                                        Registration No. 2-68290
                                                        File No. 811-3070
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   Form N-1A

                        Post-Effective Amendment No. 21
                                      to
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                                      and
                               Amendment No. 23
                                      to
                            REGISTRATION STATEMENT
                                     Under
                      THE INVESTMENT COMPANY ACT OF 1940

                                ---------------

                     Hilliard-Lyons Government Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                   (Address of Principal Executive Offices)

                 Registrant's Telephone Number: (502) 588-8400
                           William G. Strench, Esq.
                          Brown, Todd & Heyburn PLLC
                          400 West Market, 32nd Floor
                          Louisville, Kentucky 40202
                    (Name and Address of Agent for Service)

 It is proposed that this filing will become effective (check appropriate box)
            [ ] immediately upon filing pursuant to paragraph (b)
            [_] on January 1, 1999 pursuant to paragraph (b)
            [X] 60 days after filing pursuant to paragraph (a)(1)
            [_] on (date) pursuant to paragraph (a)(1) of Rule 485
            [_] 75 days after filing pursuant to paragraph (a)(2)
            [_] on (date) pursuant to paragraph (a)(2) of Rule 485
 If appropriate, check the following box:
            [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                ---------------

     Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for
Registrant's most recent fiscal year was filed on            , 1999.

================================================================================

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET

                                    PART A
                                    ------

Items in Part A
  of Form N-A1       Prospectus Caption
  ------------       ------------------

     1               Front and Back Cover Pages

     2               Risk/Return Summary: Investments, Risks, and Performance

     3               Risk/Return Summary: Fee Table

     4 Investments Objectives, Feasible Investment Strategies, and Related Risks

     5               Management's Discussion of Fund Performance*

     6               Management, Organization and Capital Structure

     7               Shareholder Information

     8               Distribution Arrangements

     9               Financial Highlights Information


                                    PART B
                                    ------

Items in Part B
  of Form N-1A       Statement of Additional Information Caption
  ------------       -------------------------------------------

     10              Cover Page and Table of Contents

     11              Fund History

     12              Description of the Fund and Its Investments and Risks

     13              Management of the Fund

     14              Control Persons and Multiple Holders of Securities

     15              Investment Advisors/Other Services

     16              Brokerage Allocation and Other Practices

     17              Capital Stock and Other Securities

     18              Purchase, Redemption and Pricing of Shares

     19              Taxation of the Fund

     20              Underwriters*

     21              Calculation of Performance Data

     22              Financial Statements


                                    PART C
                                    ------
                     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

*Omitted since answer is negative or inapplicable.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

  Hilliard-Lyons Government Fund, Inc. (the "Fund") is an open-ended, diversified management investment company. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital. The Fund seeks to achieve its goals by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements collateralized by such securities, or in a combination of both.

  As with all mutual funds, the Securities and Exchange Commission ("SEC") has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                  This prospectus is dated December 1, 1999.

                               Table of Contents

                                                                            Page
                                                                            ----
Risk/Return Summary........................................................   3
Annual Performance.........................................................   4
Average Annual Total Returns...............................................   5
Fees and Expenses of the Fund..............................................   5
Investment Objectives, Policies and Risks..................................   6
  Investment Objectives....................................................   6
  Investment Policies......................................................   6
  Investment Risks.........................................................   7
Management of the Fund.....................................................   7
  Directors................................................................   7
  Investment Adviser.......................................................   7
  Distributor..............................................................   8
  Portfolio Management.....................................................   8
Shareholder Information....................................................   8
  Pricing of the Fund's Shares.............................................   8
  Purchasing Shares........................................................   8
  Redemption of Shares.....................................................  10
  Dividends and Distributions..............................................  11
  Taxes....................................................................  11
Financial Highlights.......................................................  12

  No dealer, sales person or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              Risk/Return Summary

  This section highlights key information about the Hilliard-Lyons Government Fund, Inc., which we refer to as "the Fund." Additional information follows this summary.

  Fund Investment Objectives. The Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital.

  Principal Investment Strategies. The Fund seeks to meet its investment objectives by investing its assets exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which, except for securities covered by repurchase agreements, will mature in six months or less) or in repurchase agreements collateralized by such securities or in a combination of both.

  Principal Investment Risks. The Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner. Credit risk, which has the potential to hurt the Fund's performance, should be low for the Fund. The Fund is also subject to interest rate risk, which is the risk that prices of money market securities generally increase when interest rates decline and decrease when interest rates increase. The Fund is also subject to redemption risk, which is the risk that due to the high demand for redemptions, some of the Fund's portfolio may be liquidated prior to maturity.

  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              Annual Performance

  A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for the past ten calendar years./1/ The bar chart demonstrates how the Fund's performance has varied from year to year, and gives some indication of the risk of investing in the Fund. Past performance does not mean that the Fund will achieve similar results in the future.


  During the ten year period shown in the bar chart, the highest quarterly return was 2.26% (for the quarter ended June 30, 1989) and the lowest quarterly return was .61% (for the quarter ended June 30, 1993).
--------
/1/The Fund's returns are after deduction of expenses. The total return of the
Fund's shares from 1-1-99 to 9-30-99 was       %.

                         Average Annual Total Returns

    Average Annual Total
      Returns for the
 Periods Ended December 31,            Past One Past Three Past Five Past Ten
            1998                         Year     Years      Years    Years
 --------------------------            -------- ---------- --------- --------
 Hilliard-Lyons Government Fund, Inc.    5.02%     4.97%     4.73%     5.09%

  The Fund's 7-day yield on 8/31/99 was 4.62%. For the Fund's current yield, call toll-free 1-800-444-1854.

                         Fees and Expenses of the Fund

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     Annual Fund Operating Expenses:
      (as a percentage of average net assets)
      Management Fees (investment advisory fees).......................... .31%
      Distribution (Rule 12b-1) Fee....................................... None
      Other Expenses (audit, legal, stockholder services, transfer agent and custodian)...................................................... .15%
                                                                           ----
      Total Operating Expenses............................................ .46%
                                                                           ====


                               ----------------

  Example. You would pay the following total expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of each time period.

                       1 Year 3 Years 5 Years 10 Years
                       ------ ------- ------- --------
                        $ 5     $15     $26     $58

  This table is provided to assist an investor in understanding the various costs and expenses that an investor will bear, directly or indirectly, as a shareholder of the Fund. It should not be considered a representation of past or future expenses, as actual expenses fluctuate and may be greater or less than these shown. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

                   Investment Objectives, Policies and Risks

  Investment Objectives. The Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives. The Fund can change these objectives only with prior shareholder approval. There is no guarantee that the Fund's objectives will be attained.

  Investment Policies. The Fund has adopted a policy of investing its assets exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which, except for securities covered by repurchase agreements, will mature in six months or less) or in repurchase agreements collateralized by such securities or in a combination of both. Securities subject to repurchase agreements may bear maturities in excess of six months, but the term of the repurchase agreement is normally not more than a few days. The Fund will not enter into a repurchase agreement having a duration of more than seven business days if, as a result, more than 10% of the value of the Fund's total assets would be so invested.

  The types of U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury obligations, which differ primarily in their interest rates and lengths of maturities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities.

  Obligations of certain of these agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, are supported only by the credit of the instrumentality. The Fund normally holds its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

  The Fund may purchase the above-described debt securities outright or invest in securities by means of repurchase agreements with any member bank of the Federal Reserve System and dealers with which the Federal Reserve conducts open market transactions. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or a few days, although it may extend over a number of months not to exceed six months from its delivery. The resale price is in excess of the purchase price, reflecting an agreed upon rate of interest, which is effective for the period of time the Fund holds the purchased security and is not related to the coupon rate on the purchased security. Repurchase agreements may be considered loans to the sellers collateralized by the underlying securities.

  In pursuing its objectives, the Fund may engage in trading activity in order to take advantage of opportunities to enhance yield, protect principal or improve liquidity. This trading activity, and the relatively short maturity of the obligations purchased by the Fund, may result in high portfolio turnover, but such turnover should not increase the Fund's expenses since there are normally no brokerage commissions paid in connection with the purchase or sale of the types of securities in which the Fund invests.

  The yield differential between the securities the Fund invests in and other high quality, short-term investments such as certificates of deposit, bankers' acceptances and high-grade commercial paper is normally quite small. Should this differential widen to in excess of 1 3/4%, management may recommend to the Fund's

Board of Directors that it consider authorizing investments in securities other than those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities.

  At all times during its most recent fiscal year ended August 31, 1999, the Fund's net assets were invested exclusively in securities issued by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities, or a combination of both. The Fund currently intends to invest more than 95% of its net assets in such securities and repurchase agreements.

  The Fund is managed so that the average maturity of all its investments does not exceed 90 days. The average maturity of the Fund's investments at any specific point in time is determined by Hilliard-Lyons based on an assessment of existing and prospective money market conditions. The weighted average maturity of the portfolio on August 31, 1999, was 56 days.

  Investment Risks. The Fund endeavors to exercise due care in the selection of its portfolio securities, and the risks associated with the securities the Fund purchases are nominal. Nevertheless, an investment in the Fund is not completely risk-free. Under a repurchase agreement, the Fund's risk is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the opinion of management, however, such risk is not material because in the event of default the securities underlying the repurchase agreement serve as collateral for the seller's repurchase obligation and the market value of such underlying securities will at all times equal or exceed the face amount of the seller's obligation, including the accrued interest earned thereon. The Fund's portfolio can depreciate in value if short-term interest rates increase. There is also a risk that demand for redemptions may require that some of the Fund's portfolio be liquidated prior to maturity at a price less than original cost, face amount or maturity value. If these events occur, they could cause a reduction in the net asset value of the Fund's shares and a loss to the Fund's shareholders. For an explanation of the effect that a decline in the value of the Fund's portfolio could have upon the Fund's dividends and its net asset value per share see "Daily Income Dividends".

  The Fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the Fund, Hilliard-Lyons, the Fund's investment advisor, is currently working to avoid such problems. Hilliard-Lyons is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the Fund holds or securities markets generally.

                            Management Of The Fund

  Directors. The business and affairs of the Fund are managed under the direction of its Board of Directors. The Statement of Additional Information contains general background information about each director and officer of the Fund.

  Investment Adviser. Hilliard-Lyons serves as the Fund's investment adviser. Hilliard-Lyons is a wholly owned subsidiary of PNC Bank Corp. ("PNC"). Hilliard-Lyons has its principal offices at Hilliard Lyons Center, Louisville, Kentucky 40202. PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial service organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. Hilliard-Lyons has been retained by the Fund as its investment adviser under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, Hilliard-Lyons supervises investment operations of the Fund and the composition of its portfolio and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the

Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. The Agreement also requires Hilliard-Lyons to furnish office facilities to the Fund at its own expense and to pay certain other expenses of the Fund.

  Hilliard-Lyons is a registered broker-dealer and a member of the New York, American and Chicago Stock Exchanges, the Chicago Board Options Exchange and the National Association of Securities Dealers, Inc. Hilliard-Lyons maintains an Investment Advisory Department and is registered with the Securities and Exchange Commission as an investment adviser, rendering advice to both individual and institutional clients. Assets under management in this
department on October 31, 1999, were over $             .

  For the services Hilliard-Lyons renders and facilities it furnishes, the Fund has agreed to pay Hilliard-Lyons an annual advisory fee. The annual advisory fee paid for the fiscal year ended August 31, 1999 was .31% of the Fund's average daily net assets for that fiscal year.

  Certain affiliated persons of the Fund are also affiliated persons of Hilliard-Lyons. Mr. Donald F. Kohler, Chairman of the Board of Directors of the Fund, is a former Executive Vice President and Director of Hilliard-Lyons. Mr. Joseph C. Curry, Jr., President of the Fund, is a Senior Vice President of Hilliard-Lyons. Ms. Dianna P. Wengler, Vice President and Treasurer of the Fund, is a Vice President of Hilliard-Lyons.

  Distributor. Provident Distributors, Inc. (the "Distributor"), Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, acts as the principal distributor of the Fund's shares. Hilliard-Lyons, a wholly owned subsidiary of PNC, has entered into a Broker-Dealer Agreement to sell shares of the Fund. You may invest or redeem in the Fund through Hilliard-Lyons.

  Portfolio Management. Dianna P. Wengler is the portfolio manager of the Fund. Ms. Wengler is Vice President and Treasurer of the Fund, as well as a Vice President of Hilliard-Lyons. Ms. Wengler has managed the Fund for the past sixteen years.

                            Shareholder Information

  Pricing of Fund Shares. The price of the Fund's shares is based on its net asset value ("NAV"). The NAV per share of the Fund for purposes of pricing orders for both the purchase and redemption of Fund shares is determined once daily on each day except Saturdays, Sundays and certain legal holidays. NAV is determined as of 12:00 noon Boston time for the purpose of pricing orders received prior to that time. NAV per share is calculated by adding the value of all securities in the portfolio and other assets, subtracting liabilities and dividing by the number of shares outstanding. Expenses, including the fees payable to Hilliard-Lyons, are accrued daily.

  Portfolio securities are valued using the amortized cost method.

  Since realized and unrealized changes in the value of the Fund's portfolio securities are ordinarily reflected in dividends rather than NAV per share, such net asset value per share will ordinarily be maintained at $1.00.

  Purchasing Shares. The Fund's shares are offered in all 50 states. Orders for the Fund's shares may be placed as follows:

       Initial Investment. To open an account, complete and mail to
     J. J. B. Hilliard, W. L. Lyons, Inc., Hilliard Lyons Center, Louisville, Kentucky 40202, an application together with a check made payable to Hilliard-Lyons Government Fund, Inc. The minimum initial investment is $1000. An account with the Fund can also be opened in person at any office of Hilliard-Lyons. To shorten the time before the purchase becomes effective, payment may be made with immediately available funds on account at Hilliard-Lyons, including the proceeds of a trade that has completely settled on a prior day which therefore are immediately available to Hilliard-Lyons.

       For assistance in opening an account, contact a financial consultant of Hilliard-Lyons. For convenience in effecting purchases and redemptions of Fund shares, an account will automatically be opened at Hilliard-Lyons for each investor opening an account with the Fund.

       Subsequent Investments. Subsequent investments may be made by sending a check payable to Hilliard-Lyons Government Fund, Inc., accompanied by a letter indicating the dollar value of the shares to be purchased and identifying the Fund, the account number, and the name or names in which the account is registered to Hilliard-Lyons, P.O. Box 32760, Louisville, Kentucky 40232. A shareholder also may deliver a check payable to the Fund to any office of Hilliard-Lyons and thereby add to his account, or may instruct Hilliard-Lyons in writing, by telephone or in person to purchase Fund shares with immediately available funds on account at Hilliard-Lyons. Shareholders who have brokerage accounts with Hilliard-Lyons may participate in a "sweep" program whereby Hilliard-Lyons automatically invests their account dividends and interest income in Fund shares on a daily basis, thus avoiding loss of interest from idle cash. To participate in the "sweep" program, shareholders should contact a financial consultant of Hilliard-Lyons.

  To enable its shareholders to take advantage of the tax laws governing retirement plans, the Fund has established an Individual Retirement Account Plan ("IRA Plan"). For the purpose of investing in the IRA Plan, the initial minimum investment in Fund shares is $1,000; minimum subsequent investments are $100. For more information about the IRA Plan, see the Fund's Statement of Additional Information or contact a financial consultant of Hilliard-Lyons.

  The Fund is offering its shares without sales charge at a public offering price equal to the NAV next determined after a purchase order becomes effective. If Federal funds are available to Hilliard-Lyons before 12:00 noon Boston time on any business day, the purchase order will be effective on that day. If Federal funds are available to Hilliard-Lyons after 12:00 noon on any business day, the purchase order will be effective on the next business day. (For purposes of this prospectus, the term "business day" means every day except Saturdays, Sundays and certain legal holidays.)

  Checks delivered to Hilliard-Lyons for investment in shares of the Fund normally do not become converted into Federal funds available to Hilliard-Lyons until approximately two business days after the check is deposited. If Hilliard-Lyons is instructed to purchase shares with immediately available funds on account at Hilliard-Lyons, Federal funds will be available to Hilliard-Lyons at the time it receives the instruction. A wire transfer of Federal funds will be available to Hilliard-Lyons at the time the Custodian receives the wire transfer. Each order accepted will be fully invested in whole and fractional shares.

  Each investment is confirmed by a monthly statement which provides the details of any transactions that took place that month. The information furnished includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned.

  The shares which a shareholder purchases are held in an open account, thereby relieving the shareholder of the responsibility of providing for the safekeeping of a negotiable share certificate. Shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

  If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited from or restricted in the manner of placing further orders.

  The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons.

  Redemption of Shares. Shareholders may redeem shares of the Fund at their NAV. A shareholder may elect to use either the telephone or mail redemption procedures or, if checks have been issued in respect of the shareholder's account, redemption by check. If a shareholder desires to utilize check redemption procedures this should be indicated on the shareholder's Fund application. The redemption price will be the NAV per share of the Fund next determined after receipt by the Custodian of a redemption request in proper form or, with respect to redemption by telephone, at the NAV per share next determined after receipt of a redemption request by Hilliard-Lyons.

       Redemption by Telephone. A shareholder may withdraw any amount in excess of $100 from his account by calling Hilliard-Lyons at 1 800 444-1854. If the redemption request is received at any office of Hilliard-Lyons before 12:00 noon Boston time on any business day, the redemption order will be forwarded to the Custodian and the redemption will be effective as of 12:00 noon Boston time on that day. If the redemption request is received at any office of Hilliard-Lyons after 12:00 noon Boston time, the redemption will be effective on the following business day.

       Redemption by Mail. To redeem shares by mail, a shareholder must submit a written redemption request to Hilliard-Lyons, P.O. Box 32760, Louisville, Kentucky 40232, in proper form, specifying the number of shares to be redeemed and signed by the shareholder(s) in the same way as the account is registered, with signature(s) guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation.

       Redemption by Check. The Fund will provide shareholders, upon request, with forms of checks drawn on the State Street Bank and Trust Company (the "Bank"). The Bank will establish a checking account for the shareholder. These checks may be made payable to any person in any amount of not more than $5,000,000. When such a check is presented to the Bank for payment, the Bank, as the shareholder's agent, will request the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The shareholder will continue earning daily income dividends until the check is cleared and such shares are redeemed.

       Redemption by Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders of the Fund. The Withdrawal Plan allows for monthly or quarterly payments to the participating shareholder in amounts not less than $100. Shareholders desiring to utilize the Withdrawal Plan procedure should so indicate on their Fund application.

       Redemption by the Fund. The Fund reserves the right to redeem shares of your account if you do not maintain a total investment value of more than $1. The Fund may redeem these shares without your permission and will send you the proceeds if these shares are redeemed.

  Redemption by check or by telephone is not available for shares purchased by personal or corporate checks which have been on the books of the Fund for less than 2 business days.

  If a shareholder has any questions concerning the procedures for redeeming shares the shareholder should call Hilliard-Lyons or contact a Hilliard-Lyons' financial consultant prior to submitting a redemption request.

  Dividends and Distributions. The net income of the Fund is determined as of 12:00 noon Boston time on each day on which the NAV is determined and is declared as a dividend payable to holders of record immediately prior to the time of determination of NAV on such day. Dividends declared since the preceding dividend payment date are distributed monthly. Monthly dividend distributions may be reinvested in additional shares or paid in cash, as the shareholder requests, and are payable to shareholders as of the fifteenth day of each month if the fifteenth is a day on which the net asset value is determined, or, if not, as of the preceding day on which the net asset value is determined. A monthly statement summarizing account activity will be mailed to each shareholder who has elected to receive dividends in additional shares of the Fund. Shareholders who have not elected to invest their dividends in shares of the Fund will receive a check with an attached statement providing information on that dividend and on recent transactions in their account. Shares begin earning income at 12:00 noon Boston time on the date the purchase becomes effective. Income earned on weekends, holidays, and other days which are not business days, will be declared as a dividend on the next business day.

  Taxes. The Fund has elected to qualify under the Internal Revenue Code of 1986, as amended ("Code"), as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving it of Federal income tax liability. To qualify for this treatment, it is necessary for the Fund to derive at least 90% of its gross income from dividends, interest and gain from the sale or other disposition of securities and certain other types of passive income; invest in securities within certain limits; and distribute to its shareholders at least 90% of its net income earned in any year.

  Since all net income is being distributed as dividends, it is taxable to shareholders as ordinary income, except for such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits as determined for tax purposes, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares. If the excess described above were to exceed the shareholder's tax basis for his shares, the amount would be treated as gain from the sale or exchange of such shares.

  Dividends paid by the Fund from its net investment income, and distributions of the Fund's net realized short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether they are paid in cash or additional shares. At present, no portion of the dividends paid by the Fund is expected to qualify for the dividends received deduction for corporations. To avoid being subject to a 31% Federal withholding tax on taxable dividends, capital gains distributions and proceeds of redemptions, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

  Information concerning the tax status of dividends and distributions is mailed to shareholders annually.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action, respectively.

  The Fund may be subject to state or local tax in certain jurisdictions where the Fund may be deemed to be doing business. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

                             Financial Highlights

  The financial highlights table is intended to help you understand the Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

                                         Year Ended August 31,
                          -------------------------------------------------------
                             1999        1998       1997       1996       1995
                          -----------  ---------  ---------  ---------  ---------
Net asset value,
 beginning of year......   $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          -----------  ---------  ---------  ---------  ---------
Net investment income...          .05        .05        .05        .05        .05
Net realized and change
 on unrealized gain on
 investments............          --         --         --         --         --
                          -----------  ---------  ---------  ---------  ---------
 Total from investment
  operations............          .05        .05        .05        .05        .05
Less Distributions:
 Less dividends from net
  investment income.....  (       .05) (     .05) (     .05) (     .05) (     .05)
 Less dividends from net
  realized capital
  gains.................          --         --         --         --         --
                          -----------  ---------  ---------  ---------  ---------
 Total distributions....  (       .05) (     .05) (     .05) (     .05) (     .05)
                          -----------  ---------  ---------  ---------  ---------
Net asset value, end of
 year...................   $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          ===========  =========  =========  =========  =========
Total investment return.        4.65%      5.11%      4.96%      4.96%      5.04%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted).......   $1,108,817   $944,966   $587,080   $427,494   $335,776
 Operating expenses to
  average net assets....          .46%      .51%       .57%       .61%       .72%
 Net investment income
  to average net assets.         4.55%     4.99%      4.86%      4.84%      4.97%

                              FOR MORE INFORMATION

                 Existing Shareholders or Prospective Investors

Call your financial consultant or (800) 444-1854 from 8:30 a.m. to 5:00 p.m. eastern standard time, Monday through Friday.

                      Hilliard-Lyons Government Fund, Inc.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202

                               Investment Advisor

                      J. J. B. Hilliard, W. L. Lyons, Inc.
                             Hilliard Lyons Center
                        Louisville, Kentucky 40202-2517

                                  Distributer

                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                                   6th Floor
                     West Conshohocken, Pennsylvania 19428

                          Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02266

                                 Legal Counsel

                          Brown, Todd & Heyburn, PLLC
                             400 West Market Street
                           Louisville, Kentucky 40202

                              Independent Auditors

                               Ernst & Young LLP
                             400 West Market Street
                           Louisville, Kentucky 40202

                             [HILLIARD LYONS LOGO]
                     Hilliard-Lyons Government Fund, Inc.

                                  Prospectus

                               December 1, 1999

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual report, which explains the market conditions and the investment strategies affecting the Fund's recent performance.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 444-1854 from 8:30 a.m. to 5:00 p.m., eastern standard time, Monday through Friday.

Information about the Fund, including its reports and statement of additional information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied online at the SEC's website (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, and paying a duplication fee.

                        Hilliard-Lyons Government Fund

                    Investment Company Act File # 811-3070

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 1, 1999

-------------------------------------------------------------------------------

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400

  Hilliard-Lyons Government Fund, Inc. is an open-end, diversified management investment company. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital. The Fund seeks to achieve its goals by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements collateralized by such securities, or in a combination of both.

  This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the prospectus for the Fund dated December 1, 1999 and is to be read in conjunction with such prospectus (the "Prospectus"). A copy of the Prospectus may be obtained from the Fund at no cost from Hilliard-Lyons by calling toll free 1-800-444-1854.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
FUND HISTORY...............................................................   3
INVESTMENT OBJECTIVES AND POLICIES.........................................   3
 Investment Objectives.....................................................   3
 Investment Restrictions...................................................   3
 Change in Investment Policies.............................................   4
MANAGEMENT.................................................................   5
INVESTMENT ADVISORY AND OTHER SERVICES.....................................   6
 Investment Adviser........................................................   6
 Distributor...............................................................   8
 Custodian.................................................................   8
 Independent Auditors......................................................   8
PORTFOLIO TRANSACTIONS.....................................................   8
INDIVIDUAL RETIREMENT ACCOUNTS.............................................   9
NET ASSET VALUE............................................................  10
REDEMPTION.................................................................  11
YIELD INFORMATION..........................................................  13
ADDITIONAL INFORMATION.....................................................  13
FINANCIAL STATEMENTS.......................................................  17
REPORT OF INDEPENDENT AUDITORS.............................................  19

                                 FUND HISTORY

  The Fund was incorporated under the laws of Maryland on June 5, 1980, and has an authorized capital consisting of 1,500,000,000 shares of common stock, $.01 par value per share. All shares have equal non-cumulative voting rights and equal rights with respect to dividends, distributions, redemptions and liquidation. The shares are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.

                      INVESTMENT OBJECTIVES AND POLICIES

  The following information supplements the discussion under~ "Investment Objectives, Policies and Risks" in the Fund's prospectus.

Investment Objectives

  Some of the government agencies and instrumentalities which issue or guarantee securities in which the Fund may invest include the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Intermediate, Credit Banks, Federal Land Banks, Maritime Administration, Student Loan Marketing Association, The Tennessee Valley Authority and the International Bank for Reconstruction and Development.

Investment Restrictions

  The Fund may not purchase a security if, as a result: (a) more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities; (b) 10% or more of the outstanding securities of any class of any issuer would be held by the Fund (for this purpose, all indebtedness of an issuer is deemed to be of a single class), except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities; (c) 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to repurchase agreements collateralized by such securities, or to certificates of deposit or domestic bankers' acceptances;
(d) more than 5% of the value of the Fund's total assets would be invested in the securities (taken at cost) of issuers which, at the time of purchase, had been in operation less than three years, including predecessors and unconditional guarantors, except investments in obligations issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

  The Fund may not: (1) purchase any common stock or other equity securities, or securities convertible into equity securities; (2) purchase securities with legal or contractual restrictions on resale (except repurchase agreements) or securities which are otherwise not readily marketable; (3) purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; (5) purchase or sell commodities or commodity contracts; (6) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (8) make loans, although it may purchase money market securities and enter into repurchase agreements; (9) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Accordingly, the Fund will not purchase securities while borrowings are outstanding; (10) mortgage, pledge, hypothecate, or in any other manner transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings mentioned in (9) above, and then such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions; (11) underwrite securities issued by other persons; (12) purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment adviser, each of whom owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (13) invest in companies for the purpose of exercising management or control; or (14) invest in puts, calls, straddles, spreads or any combination thereof.

  All of these investment restrictions, except that described as an operating policy in (10), are fundamental policies and may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. Operating policies are subject to change by the Board of Directors without shareholder approval. However, the operating policy of investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities, which securities (except those covered by repurchase agreements) will mature in six months or less, may be changed by the Board of Directors only if 30 days written notice is forwarded to shareholders. Likewise, such notice must be given if the Fund is to change its policy of investing not more than 10% of its total assets in repurchase agreements maturing in more than seven business days.

Change in Investment Policies

  Should the yield differential between the securities in which the Fund invests and other high quality, short-term investments widen to in excess of 1 3/4%, management may recommend to the Fund's Board of Directors that it consider authorizing investments in securities other than those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities. The Board of Directors may, at its discretion, but only after 30 days written notice to the shareholders, authorize this change in investment policy, provided such investments are not prohibited by the Fund's investment restrictions or by applicable law. If such policy is changed (after 30 days written notice to shareholders) the Fund will only invest in the following: (i) short-term (maturing in one year or less) debt obligations which are payable in dollars, issued or guaranteed by the Federal government, Federal governmental agencies or instrumentalities, or certain banks, savings and loan associations, and corporations; (ii) certificates of deposit issued by domestic banks (but not foreign branches thereof) and savings and loan associations which have total assets in excess of $1 billion; (iii) bankers' acceptances or letters of credit guaranteed by U.S. commercial banks having total assets in excess of $1 billion; (iv) commercial paper which is rated A-2 or higher by Standard & Poor's Corporation ("Standard & Poor's") or rated P-2 or higher by Moody's Investors Service, Inc. ("Moody's") or, if not rated, will be issued by a corporation having an existing debt security rated AA or higher by Standard & Poor's or Aa or higher by Moody's; (v) other debt instruments (including bonds) issued by domestic corporations which either mature within one year or have been called for redemption by the issuer, with such redemption to be effective within one year, and which are rated AA or higher by Standard & Poor's or Aa or higher by Moody's; (vi) obligations issued by other entities, if the obligation is accompanied by a guarantee of principal and interest of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund; and (vii) repurchase agreements collateralized by any of the foregoing types of securities. Although securities underlying the repurchase agreements may have maturities longer than one year, no repurchase agreements will be entered into with a duration of more than seven business days, if as a result more than 10% of the Fund's total assets would be so invested. The Fund has no present plans to change its policy with regard to the types or maturities of the securities in which it invests, and the Fund's prospectus will be supplemented to give further information should the Fund's Board of Directors authorize such a change.

                                  MANAGEMENT

  Directors and officers of the Fund, together with information as to their principal occupations during the past five years and affiliations, if any, with Hilliard-Lyons, are set forth below.

                               Position(s) Held          Principal Occupation(s)
    Name and Address            With the Fund              During Past 5 Years
    ----------------           ----------------          -----------------------
Donald F. Kohler*....... Chairman of the Board        Retired, former Executive
 Hilliard Lyons Center                                 Vice President and
 Louisville, Kentucky                                  Director, J. J. B.
 40202                                                 Hilliard, W. L. Lyons, Inc.
J. Henning Hilliard+.... Director                     Retired, former Senior
 4506 River Road                                       Executive and Director, J.
 Louisville, Kentucky                                  J. B. Hilliard, W. L.
 40207                                                 Lyons, Inc.
J. Robert Shine+........ Director                     Chairman and Certified
 222 East Market Street                                Public Accountant, Monroe
 New Albany, Indiana                                   Shine & Co., Inc.
 47150
Samuel G. Miller+ ...... Director                     Retired, former Chairman of
 402 Wynfield Close                                    Vineyard Village
 Court
 Louisville, Kentucky
 40206
Joseph C. Curry, Jr.*... President                    Senior Vice President, J. J.
 Hilliard Lyons Center                                 B. Hilliard, W. L. Lyons,
 Louisville, Kentucky                                  Inc.
 40202
Dianna P. Wengler*...... Vice President and Treasurer Vice President, J. J. B.
 Hilliard Lyons Center                                 Hilliard, W. L. Lyons, Inc.
 Louisville, Kentucky
 40202
Penny L. Wellinghurst*.. Secretary                    Investment Advisory
 Hilliard Lyons Center                                 Department, J. J. B.
 Louisville, Kentucky                                  Hilliard, W. L. Lyons, Inc.
 40202

--------
*An "interested person", as defined by the Investment Company Act of 1940. +Member of Audit Committee.

  No compensation is paid by the Fund to officers of the Fund and directors who are affiliated with Hilliard-Lyons. The Fund pays each unaffiliated director an annual retainer of $3,000, a fee of $750 for each meeting of the Board of Directors and of the Audit Committee attended and all expenses the directors incur in attending meetings. For the year ended August 31, 1999, unaffiliated directors received, in the aggregate, $21,750 from the Fund, excluding reimbursed expenses.

  The Fund's officers and directors together own less than 1% of its outstanding shares.

                    INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

  Hilliard-Lyons has been retained by the Fund as its investment adviser under an Investment Advisory Agreement (the "Agreement") dated December 1, 1998.

  The Agreement was approved by the Board of Directors, including a majority of the directors who are not interested persons of Hilliard-Lyons, on September 17, 1998 and by the shareholders of the Fund, on November 23, 1998. The Agreement will be in effect for two years from December 1, 1998 through December 1, 2000 and will continue in effect from year to year thereafter, provided that such continuance is approved at least annually (a) by a majority of the Fund's directors who are not interested persons of Hilliard-Lyons and (b) by either the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940).

  The Agreement may be terminated by Hilliard-Lyons at any time without penalty upon giving the Fund 60 days' written notice and may be terminated by the Fund at any time without penalty upon giving Hilliard-Lyons 60 days' written notice, provided that such termination by the Fund is directed or approved by the vote of a majority of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940). The Agreement will automatically terminate in the event of its assignment.

  The Agreement requires Hilliard-Lyons at its own expense to furnish office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. Hilliard-Lyons pays all other expenses incurred by it in connection with managing the assets of the Fund, including, but not limited to, the cost and expense of research, analysis and supervision of the investment portfolio. Hilliard-Lyons pays the expense of determining the daily price of shares of the Fund and the related bookkeeping expenses (other than for such services as are provided by the Fund's Custodian) and one-half of the fees of any trade association of which the Fund may be a member. Hilliard-Lyons paid all costs and expenses incurred in connection with the Fund's organization, the initial registration for offer and sale of the Fund's shares under the Securities Act of 1933 and under applicable state securities laws and the initial registration of the Fund under the Investment Company Act of 1940, including legal, accounting and printing expenses.

  Under the Agreement, the Fund pays all charges of depositories, custodians, and other agencies for the safekeeping and servicing of its cash, securities, and other property, and of its transfer, shareholder record- keeping, dividend disbursing, and redemption agents. The Fund pays all charges of legal counsel and of independent auditors, other than those described in the preceding paragraph. The Fund is responsible for all interest expense. The expense of notices, proxy solicitation material, reports to its shareholders and of all prospectuses furnished from time to time to existing shareholders or used for regulatory purposes are the Fund's responsibility. The Fund pays for any bond and insurance coverage required by law, all brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities. The Fund pays all taxes and corporate fees payable to Federal, state, or other governmental agencies and all stamp or other transfer taxes. The Fund bears all expenses of complying with Federal, state, and other laws regulating the issue or sale of shares except for those expenses that were attributable to initial Federal and state securities law compliance and those deemed to be sales or promotional expenses. The Fund also bears one-half of the fees of any trade association of which the Fund may be a member and all of the Fund's extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings and claims and expenses incurred in connection with the legal obligation of the Fund to indemnify its directors, employees, shareholders and agents with respect to any claims or litigation. In general, the Fund bears all expenses incidental to its operations not assumed by Hilliard-Lyons, with the exception of sales and promotional expenses which are borne by Hilliard-Lyons.

  For the services Hilliard-Lyons renders and facilities it furnishes pursuant to the Agreement, the Fund has agreed to pay Hilliard-Lyons an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of average daily net assets in excess of $300 million. The fee accrues daily and is paid monthly. For the fiscal years ended August 31, 1997, 1998 and 1999 Hilliard-Lyons earned advisory fees, based on the formula described above, totalling $1,880,981, $2,550,536, and $3,309,576 respectively.

  Hilliard-Lyons has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and (with prior written consent of the necessary state securities commissions) extraordinary expenses, exceed on an annual basis 1 1/2% of the first $30,000,000 of average daily net assets and 1% of average daily net assets over $30,000,000. Hilliard-Lyons reimburses the Fund for such excess expenses monthly as an offset against any amounts receivable from the Fund. All such reimbursements and offsets are subject to adjustments as of the end of each fiscal year. There were no reimbursements necessary in the fiscal years ended August 31, 1997, 1998, or 1999.

  The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, Hilliard-Lyons is not liable for any act or omission in the course of or in connection with its rendering of services thereunder. Hilliard-Lyons has reserved the right to grant its name to other mutual funds and if the Agreement is terminated to withdraw its consent to the continuing use of its name by the Fund.

  Mr. Donald F. Kohler, Chairman of the Board of Directors of the Fund, is a former Executive Vice President and a Director of Hilliard-Lyons. Mr. Joseph
C. Curry, Jr., President of the Fund, is a Senior Vice President of Hilliard-Lyons. Ms. Dianna P. Wengler, Vice-President and Treasurer of the Fund, is a Vice-President of Hilliard-Lyons. Ms. Penny Wellinghurst, Secretary of the Fund, is an employee of Hilliard-Lyons.

  The senior officers and directors of Hilliard-Lyons are: James W. Stuckert, Chairman and Chief Executive Officer; James R. Allen, Executive Vice President and Director; E. Neal Cory II, Executive Vice President and Director; James M. Rogers, Executive Vice President, Chief Operating Officer, and Director; Ralph
S. Michael III, Director, Chief Executive Officer--Corporate Banking PNC, Executive Vice President--PNC Bank; Thomas K. Whitford, Director, Chief Executive Officer--PNC Advisors, Executive Vice President--PNC Bank; Paul J. Moretti, Senior Vice President and Chief Financial Officer, and Kenneth L. Wagner, Senior Vice President and Secretary.

  The directors and officers of Hilliard-Lyons, including the aforementioned officers and directors of the Fund, may be deemed to control Hilliard-Lyons by reason of their position with Hilliard-Lyons.

Distributor

  The Fund entered into a Distribution Agreement dated as of June 25, 1999 (the "Distribution Agreement") with Provident Distributors, Inc. (the "Distributor"). The terms of the Distribution Agreement were approved on June 25, 1999, by unanimous written action of the Board of Directors of the Fund, including a majority of the directors of the Fund who are not "interested persons" (as such term is defined in the Investment Company Act of 1940) of any party thereto. Pursuant to the terms of the Distribution Agreement, the Distributor serves as the principal underwriter and distributor of the Fund's shares. Pursuant to an agreement with the Distributor, Hilliard-Lyons has agreed to pay the Distributor a fee of $2,000 per month for services it renders to the Fund. There is no fee payable by the Fund pursuant to the Distribution Agreement. The agreement also provides that Hilliard-Lyons bears the cost of all sales and promotional expenses, including the expenses of printing all sales literature and prospectuses, other than those utilized for regulatory purposes and those furnished from time to time to existing shareholders of the Fund. The continuance of the Distribution Agreement must be approved by a majority of the Fund's Board of Directors including a majority of the directors, who are not "interested persons". The Agreement will terminate automatically if assigned by either party thereto and is terminable upon 60 days written notice by the Fund and/or the Distributor.

Custodian

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1912, Boston, Massachusetts 02105, is the Fund's custodian. As such, it is responsible for maintaining books and records with respect to the Fund's portfolio transactions and holds the Fund's portfolio securities and cash pursuant to a Custodian Agreement with the Fund. It also maintains the Fund's accounting and portfolio transaction records and computes the Fund's net asset value, net income and dividends daily. State Street Bank and Trust Company may, for settlement purposes, enter into sub-custodian agreements with other banks.

Independent Auditors

  Ernst & Young LLP, 400 West Market Street, Louisville, Kentucky 40202, have been selected as independent auditors of the Fund, and such firm also prepares the Fund's Federal income tax returns.

                            PORTFOLIO TRANSACTIONS

  Hilliard-Lyons, as investment adviser, places orders for all purchases and sales of portfolio securities. As a consequence of its investment policies and restrictions, the Fund does not generally purchase securities for which a brokerage commission is paid, but purchases securities from dealers at current market prices, or directly from the issuer. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

  Although the Fund does not seek but may nonetheless make profits through short-term trading, Hilliard-Lyons may, on behalf of the Fund, dispose of any portfolio security prior to its maturity if it believes such disposition advisable. The Fund's policy of generally investing in securities with maturities of six months or less results in high portfolio turnover. However, since brokerage commissions are not normally paid by the Fund on investments which the Fund may make, turnover resulting from such investments has not adversely affected the net asset value or net income of the Fund.

  On occasions when the Fund and Hilliard-Lyons deem the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Hilliard-Lyons, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transactions are made by Hilliard-Lyons in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Fund. In some instances, this procedure may adversely affect the size of the position or yield obtainable for the Fund.

  Portfolio securities are not purchased from or through or sold to or through Hilliard-Lyons or any affiliated person (as defined in the Investment Company Act of 1940) of Hilliard-Lyons when Hilliard-Lyons is acting as principal. Hilliard-Lyons is a frequent dealer in U.S. Treasury and U.S. agency securities. In addition, the Fund does not purchase securities during the existence of any underwriting or selling group related thereto of which Hilliard-Lyons is a member. As a result, substantially all of the Fund's purchases of Federal agency securities are made in the secondary market. Such limitation, in the opinion of the Fund, does not affect the Fund's ability to pursue its investment objectives. However, under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds with similar investment objectives but not subject to such limitation.

  No affiliated person of the Fund, including Hilliard-Lyons, may serve as a dealer in connection with transactions with the Fund. However, affiliated persons of the Fund may serve as its broker in any transactions conducted on an agency basis.

  The Adviser's overriding objective in placing orders for the purchase and sale of the Fund's portfolio securities with a particular bank, dealer or broker is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction and other costs, is normally an important factor in this decision, but a number of other judgmental considerations also enter into the decision. These considerations include, but are not limited to: (1) trading and operational capability; (2) financial condition and stability; and (3) reliability and integrity. Accordingly, the Fund may not necessarily be paying the lowest spread or commission available. When more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction, Hilliard-Lyons may select a broker or dealer primarily on the basis of its ability to furnish research, statistical or similar services to Hilliard-Lyons. Since such information and services will be only supplementary to Hilliard-Lyons' own research efforts, the receipt of research information is not expected to significantly reduce Hilliard-Lyons' expenses. Research information furnished by brokers or dealers may be useful to Hilliard-Lyons in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research information obtained by Hilliard-Lyons from the placement of portfolio transactions of other clients.

                        INDIVIDUAL RETIREMENT ACCOUNTS

  To enable its shareholders to take advantage of the tax laws governing retirement plans, the Fund has established an Individual Retirement Account Plan ("IRA Plan"). Cash contributions to an IRA made under conditions outlined below are deductible from gross income, and investment earnings accumulate tax-free. In the case of contributions made for the 1999 tax year, an individual is not permitted to make a deductible IRA contribution if the individual has adjusted gross income that exceeds an applicable dollar amount or if the individual is an active participant in an employer maintained defined benefit retirement plan for any part of the plan year ending with or within the individual's taxable year or, in the case of a defined contribution plan, if an employer contribution or any forfeiture is allocated to the individual's account with respect to the individual's taxable year. For a married individual filing a joint return, a contribution can be made if neither spouse is an active participant in an employer-sponsored plan or the couple has a combined applicable dollar amount of less than $50,000. The applicable dollar amount for single filers is $30,000. Active plan participants with adjusted gross income of $30,000 to $40,000 (if single) or $150,000 to $160,000 (if married) may deduct only a portion of an IRA contribution. In addition, no deduction for a contribution is permitted if the contributing individual is age 70 1/2 before the close of the taxable year. The Fund recommends that you consult with your tax adviser or other professional to determine whether or not contributions for 1999 will be deductible. The Fund uses the Individual Retirement Custodian Account Agreement of the Internal Revenue Service (Form 5305-A), in which provisions have been incorporated directing the Custodian, State Street Bank and Trust Company, to invest in shares of the Fund.

  For the purpose of investing in the IRA Plan, the initial minimum investment in Fund shares is $1,000; minimum subsequent investments are $100. Individuals are eligible to contribute to IRAs even if they currently participate in qualified pension plans, although, as indicated above, the contribution may not be deductible. Contribution limits are the lesser of 100% of compensation or $2,000. An individual may contribute and deduct $2,000 to an IRA for the individual's non-working spouse if a joint return is filed and the combined spousal IRA contributions (subject to a maximum limit of $2,000 each) do not exceed the spouses' combined income. Amounts contributed above these limits may be subject to a 6% excise tax. Under certain conditions, lump sums and partial distributions of any size received as distributions from other retirement plans m~ay be "rolled over" into the IRA Plan without a penalty.

  Withdrawals from the IRA constitute regular taxable income, but are subject to penalties in addition to the normal tax if they are made before the depositor attains the age of 59 1/2 (unless the withdrawal is made for certain exceptional reasons including, but not limited to, withdrawals after the depositor has become disabled or is deceased) or if minimum distributions are not made after the depositor attains the age of 70 1/2 years.

  State Street Bank and Trust Company, the Plan Trustee and Custodian, charges $5 to open an IRA and $10 as an annual maintenance fee. A fee of $10 is charged for a lump sum distribution.

  If you want to participate in the Fund's IRA Plan, contact Hilliard-Lyons. You will be sent Form 5305-A and designation of beneficiary forms. You should fill out the Form and send it to the Fund along with one beneficiary form and a check for your initial contribution (including $5 as the fee for opening the account).

  The Fund will review your application and forward it to the Custodian after a required seven day waiting period. You may revoke your investment by mail or by telegram during this period. Subsequent investments ($100 minimum) are sent directly to the Custodian, who will buy full and fractional Fund shares at the net asset value next determined after your check clears and the Custodian receives Federal funds. See "General Purchase Information" in the Fund's Prospectus.

  The Fund recommends that you consult with your tax adviser before investing in the IRA Plan.

                                NET ASSET VALUE

  As stated in the Fund's prospectus, net asset value ("NAV") per share as of a given date is calculated by adding the value of all securities in the portfolio and other assets of the Fund, subtracting liabilities and dividing by the number of shares outstanding. Expenses, including the fees payable to Hilliard-Lyons, are accrued daily.

  Portfolio securities are valued by use of the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses other methods to determine the fair market value of its portfolio securities.

  The relationship between the amortized cost value per share and the NAV per share based upon available indications of market value is monitored. The Board of Directors will decide what, if any, steps should be taken if there is a difference of more than 1/2 of 1% between the two. The Board of Directors will take any steps they consider appropriate to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

  In connection with its attempt to maintain its NAV per share of $1.00, the Fund has received an order of exemption from the Securities and Exchange Commission permitting the Fund to round its NAV per share to the nearest one cent. In connection with the order of exemption, the Fund has agreed: (i) that its Board of Directors will undertake to assure, to the extent reasonably practicable, taking into account current market conditions affecting its investment objectives, that the Fund's price per share, rounded to the nearest one cent, will not deviate from $1.00; (ii) that it will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share and not, in any event, in excess of 90 days; and (iii) that its purchases of portfolio securities will be limited to those United States dollar denominated instruments which its Board of Directors determines present minimal credit risks and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by its Board of Directors.

                                  REDEMPTION

  The redemption price will be the NAV per share of the Fund next determined after receipt by the Custodian of a redemption request in proper form or, with respect to redemption by telephone, at the net asset value per share next determined after receipt of a redemption request by Hilliard-Lyons.

  In no event will payment be delayed more than seven days, except payment may be delayed (generally not in excess of 15 days) if the check in payment of all or a portion of the shares being redeemed has not cleared at the time the redemption request is received. The Fund may suspend the right of redemption or delay payment more than seven days during any period when the New York Stock Exchange is closed (other than customary weekend or holiday closings), when trading in the markets customarily utilized by the Fund is restricted or when an emergency exists so that disposal of investments or determination of net asset value is not reasonably practicable, or for such other period as the Securities and Exchange Commission by order may permit for protection of shareholders.

  Although the Fund will attempt to maintain a consistent share price of $1.00, it is possible that the value of the shares upon redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption.

  The Board of Directors has authorize redemption of all of the shares in any account which does not maintain a total investment value of more than $1.

Redemption by Telephone

  Depending upon what was specified in the shareholder's application, the proceeds of a telephone redemption will be wired either to the shareholder's account at Hilliard-Lyons or to the shareholder's bank account.

Shareholders desiring to utilize the redemption by telephone procedure should so indicate on their Fund application. Further documentation may be required from corporations, fiduciaries and institutional investors. If a shareholder should desire the Fund to wire the proceeds of any telephone redemption request directly to the shareholder's bank and he has not so indicated on his Fund application, the shareholder will be required to furnish to the Fund, in advance of or concurrently with the request, a new Fund application identifying the bank and indicating the shareholder's account number. The signature(s) on any such instructions must be guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation. Notaries Public are not acceptable guarantors. There will be a $10.00 charge for each wiring of proceeds over $5,000 and a $25.00 charge for each wiring of proceeds under $5,000, of redeemed shares if wired otherwise than to a shareholder's account at Hilliard-Lyons. This charge will be deducted from the proceeds to be wired and will be paid to Hilliard-Lyons to cover the administrative expenses of processing the redemption.

  Funds will normally be transmitted on the business day on which the redemption becomes effective and credited to the shareholder's Hilliard-Lyons account on the same day. If a shareholder so desires, a check representing the proceeds of such redemption will be available to the shareholder at Hilliard-Lyons after such proceeds have been credited to the shareholder's Hilliard-Lyons account. Alternatively, and normally no later than the next business day, Hilliard-Lyons will mail a check representing such proceeds to the shareholder if so instructed.

  The Fund and Hilliard-Lyons reserve the right to reject a telephone request and the Fund, at its option, may limit the frequency or amount of such redemptions. The Fund in its discretion may honor telephonic withdrawal requests in amounts less than $100.

Redemption by Mail

  When redeeming shares by mail, notaries Public are not acceptable guarantors. A shareholder should also include any documents required by special situations. Shareholders may request that proceeds from the redemption of shares be wired to their brokerage account at Hilliard-Lyons. Normally, payment will be made by check mailed within one business day after receipt of a redemption request in proper form.

Redemption by Check

  When redeeming shares by check, shareholders will be subject to all applicable Bank rules and regulations including the right of the Bank not to honor checks in amounts exceeding the value of the account at the time the check is presented for payment. The Fund and the Bank each reserve the right to modify or terminate this service at any time after giving notice to the shareholders. If a shareholder wishes to use this method of redemption this should be indicated on the shareholder's Fund application. Checks should not be used to close a shareholder's account since the amount in the account, including accrued dividends, may not equal the amount of the check. Shareholders will receive their canceled checks for record keeping purposes monthly.

Redemption by Systematic Withdrawal Plan

  Dividend distributions on shares held under the Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Withdrawal Plan may be terminated by any time. Withdrawal payments should not be considered to be dividends or income.

If periodic withdrawals continuously exceed reinvested dividend distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. Shareholders should consult their tax adviser regarding the tax consequences of participating in the Withdrawal Plan.

                               YIELD INFORMATION

  The Fund's yield is its current net investment income expressed in annualized terms. Yield is computed by dividing the Fund's average per share net investment income for a current period (for example, seven calendar days) by the Fund's average per share NAV for the same period and annualizing the result on a 365-day basis. The Fund's net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund. Any given yield quotation should not be considered as representative of what the Fund's yield may be for any specified period in the future. Because the yield will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolios, the method used by each fund to compute the yield (which may differ) and whether there are any special account charges which may reduce the effective yield.

  The following is an example of the yield calculation. The yield shown represents the average annualized net investment income per share for the seven days ended August 31, 1999.

      Total dividends per share from net investment income (seven days ended August 31, 1999)................................... $ .00089
      Annualized (365 day basis)..................................... $ .04624
      Average NAV per share.......................................... $1.00
      Annualized net yield per share for seven calendar days ended
       August 31, 1999...............................................  4.62%

                            ADDITIONAL INFORMATION

  The prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

  Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                August 31, 1999

  Principal                             Purchase Maturity
   Amount                                Yield     Date      Value
 -----------                            -------- -------- -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS--100.2%
 $15,000,000 Federal Home Loan Bank      4.989%  09/01/99 $15,000,000
  12,145,000 Federal Home Loan Bank      5.476   09/01/99  12,145,000
  20,000,000 Federal Home Loan Bank      4.804   09/02/99  19,997,411
  13,000,000 Federal Home Loan Bank      4.922   09/03/99  12,996,577
  19,000,000 Federal Home Loan Bank      4.766   09/07/99  18,985,370
  23,000,000 Federal Home Loan Bank      4.978   09/08/99  22,978,310
  17,000,000 Federal Home Loan Bank      4.797   09/09/99  16,982,433
   7,000,000 Federal Farm Credit Bank    4.822   09/10/99   6,991,810
  16,000,000 Federal Home Loan Bank      5.051   09/10/99  15,980,320
  15,000,000 Federal Home Loan Bank      5.075   09/13/99  14,975,250
  19,000,000 Federal Farm Credit Bank    5.073   09/14/99  18,965,969
  12,000,000 Federal Farm Credit Bank    5.031   09/15/99  11,977,133
  25,000,000 Federal Home Loan Bank      5.059   09/16/99  24,948,333
  12,000,000 Federal Home Loan Bank      5.072   09/17/99  11,973,653
  20,000,000 Federal Home Loan Bank      4.906   09/20/99  19,949,756
  12,000,000 Federal Home Loan Bank      4.951   09/21/99  11,967,867
  17,000,000 Federal Home Loan Bank      5.114   09/22/99  16,950,615
  17,000,000 Federal Home Loan Bank      4.983   09/24/99  16,947,432
  20,000,000 Federal Home Loan Bank      5.013   09/27/99  19,929,222
  13,000,000 Federal Home Loan Bank      5.123   09/29/99  12,949,546
   8,268,000 Federal Home Loan Bank      5.135   09/29/99   8,235,847
  14,000,000 Federal Home Loan Bank      5.082   09/30/99  13,944,175
  12,000,000 Federal Home Loan Bank      5.166   10/01/99  11,949,700
   8,800,000 Federal Home Loan Bank      5.197   10/01/99   8,762,893
  17,000,000 Federal Home Loan Bank      5.133   10/04/99  16,922,083
  17,000,000 Federal Home Loan Bank      5.120   10/05/99  16,919,883
  25,000,000 Federal Home Loan Bank      5.176   10/06/99  24,877,500
  17,000,000 Federal Home Loan Bank      5.134   10/07/99  16,915,000
   6,000,000 Federal Home Loan Bank      4.983   10/08/99   5,970,215
  14,500,000 Federal Home Loan Bank      5.136   10/08/99  14,425,486
  13,000,000 Federal Farm Credit Bank    5.222   10/12/99  12,924,344
  23,000,000 Federal Home Loan Bank      5.155   10/13/99  22,865,297
  11,000,000 Federal Farm Credit Bank    5.197   10/14/99  10,933,254
  17,000,000 Federal Home Loan Bank      5.008   10/15/99  16,899,228
  18,000,000 Federal Farm Credit Bank    5.284   10/18/99  17,878,505
  14,000,000 Federal Farm Credit Bank    5.258   10/19/99  13,904,053
  18,000,000 Federal Home Loan Bank      5.134   10/20/99  17,877,500
  13,736,000 Federal Home Loan Bank      5.081   10/22/99  13,640,260
  12,000,000 Federal Farm Credit Bank    5.298   10/25/99  11,906,760
  17,000,000 Federal Home Loan Bank      5.145   10/26/99  16,869,879
  17,000,000 Federal Home Loan Bank      5.166   10/27/99  16,866,984
  14,150,000 Federal Home Loan Bank      5.141   10/29/99  14,036,014

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      SCHEDULE OF INVESTMENTS (continued)
                                August 31, 1999

  Principal                             Purchase Maturity
   Amount                                Yield     Date       Value
 -----------                            -------- -------- --------------
 $15,000,000 Federal Home Loan Bank      5.111%  11/01/99 $   14,873,679
  12,000,000 Federal Home Loan Bank      5.197   11/02/99     11,895,427
  18,000,000 Federal Home Loan Bank      5.197   11/03/99     17,840,610
  19,000,000 Federal Farm Credit Bank    5.227   11/04/99     18,828,071
  10,000,000 Federal Home Loan Bank      4.920   11/05/99      9,914,417
   8,000,000 Federal Home Loan Bank      5.280   11/05/99      7,925,756
  13,000,000 Federal Farm Credit Bank    5.232   11/08/99     12,875,012
  11,000,000 Federal Home Loan Bank      5.163   11/08/99     10,895,903
   9,000,000 Federal Farm Credit Bank    5.280   11/09/99      8,911,335
  19,550,000 Federal Home Loan Bank      4.962   11/10/99     19,368,294
  13,000,000 Federal Home Loan Bank      5.332   11/12/99     12,865,060
  10,000,000 Federal Farm Credit Bank    5.332   11/15/99      9,891,667
  14,000,000 Federal Farm Credit Bank    5.300   11/16/99     13,847,493
  18,000,000 Federal Home Loan Bank      5.049   11/17/99     17,812,505
   5,000,000 Federal Farm Credit Bank    5.322   11/18/99      4,943,883
  11,000,000 Federal Farm Credit Bank    5.321   11/18/99     10,876,543
  20,000,000 Federal Home Loan Bank      5.158   11/19/99     19,780,556
  17,000,000 Federal Home Loan Bank      5.077   11/24/99     16,806,030
  21,000,000 Federal Home Loan Bank      5.335   11/29/99     20,730,553
  14,902,000 Federal Home Loan Bank      5.335   11/30/99     14,708,647
   7,000,000 Federal Home Loan Bank      5.354   12/01/99      6,907,812
  10,000,000 Federal Farm Credit Bank    5.301   12/03/99      9,866,958
  11,810,000 Federal Home Loan Bank      5.174   12/06/99     11,651,903
  10,000,000 Federal Home Loan Bank      5.176   12/09/99      9,861,950
  19,000,000 Federal Home Loan Bank      5.191   12/13/99     18,726,564
   5,000,000 Federal Farm Credit Bank    5.357   12/15/99      4,924,167
  15,000,000 Federal Home Loan Bank      5.246   12/23/99     14,760,817
  22,000,000 Federal Home Loan Bank      5.305   01/10/00     21,591,717
  12,000,000 Federal Home Loan Bank      5.347   01/12/00     11,772,127
  25,315,000 Federal Home Loan Bank      5.347   01/14/00     24,827,053
  16,000,000 Federal Home Loan Bank      5.482   01/19/00     15,672,089
  20,000,000 Federal Home Loan Bank      5.401   01/21/00     19,590,566
  17,000,000 Federal Home Loan Bank      5.558   01/26/00     16,629,314
                                                          --------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (amortized cost -- $1,111,491,345)            1,111,491,345
                                                          --------------
              TOTAL INVESTMENTS (100.2%) (cost --
             $1,111,491,345*)                             $1,111,491,345
                                                          ==============

* Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                August 31, 1999

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value
   (amortized cost--$1,111,491,345).............................  $1,111,491,345
                                                                  --------------
   Total Investments............................................   1,111,491,345
 Cash...........................................................           2,380
 Prepaid expenses...............................................           4,785
                                                                  --------------
   TOTAL ASSETS.................................................   1,111,498,510
                                                                  --------------

LIABILITIES
 Dividends payable..............................................       2,282,430
 Due to J.J.B. Hilliard, W.L. Lyons, Inc.--Note B...............         293,498
 Miscellaneous accrued expenses.................................         105,626
                                                                  --------------
   TOTAL LIABILITIES............................................       2,681,554
                                                                  --------------
 NET ASSETS (equivalent to $1.00 per share; 1,500,000,000 shares authorized and 1,108,816,956 shares issued and outstanding)--
  Note C........................................................  $1,108,816,956
                                                                  ==============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                       For the year ended August 31, 1999

INVESTMENT INCOME
 Interest income................................................  $   53,725,891
EXPENSES
 Investment Advisory fee--Note B................................       3,309,576
 Shareholder servicing fees--Note B.............................       1,185,377
 Transfer agent fees............................................          11,323
 Custodian fees.................................................         145,610
 Printing and other expenses....................................         110,996
 Filing fees....................................................          55,800
 Insurance expense..............................................          32,737
 Legal and audit fees...........................................          38,545
 Directors' fees................................................          24,510
                                                                  --------------
  Total expenses................................................       4,914,474
  Net investment income.........................................      48,811,417
                                                                  --------------
  Net increase in net assets resulting from operations..........  $   48,811,417
                                                                  ==============

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                   For the year ended August
                                                              31,
                                                       1999           1998
                                                  --------------  -------------
INCREASE IN NET ASSETS:
FROM OPERATIONS
 Net investment income...........................   $ 48,811,417   $ 38,414,949
                                                  --------------  -------------
  Net increase in net assets resulting from
   operations....................................     48,811.417     38,414,949
 Dividends to shareholders ($.045545 and $.049903
  per share, respectively).......................  (  48,811 417) (  38,414,949)
                                                  --------------  -------------
 Undistributed net investment income.............              0              0
                                                  --------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C.................................    163,851,133    357,885,980
NET ASSETS
 Beginning of year...............................    944,965,823    587,079,843
                                                  --------------  -------------
 End of year..................................... $1,108,816,956   $944,965,823
                                                  ==============  =============

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                    For the year ended August 31,
                               1999       1998      1997      1996      1995
                            ----------  --------  --------  --------  --------
Net asset value, beginning
 of year...................      $1.00     $1.00     $1.00     $1.00     $1.00
                            ----------  --------  --------  --------  --------
Net investment income......        .05       .05       .05       .05       .05
                            ----------  --------  --------  --------  --------
 Total from investment
  operations...............        .05       .05       .05       .05       .05
Less distributions:
 Dividend distributions....    (   .05)  (   .05)  (   .05)  (   .05)  (   .05)
                            ----------  --------  --------  --------  --------
 Total distributions.......    (   .05)  (   .05)  (   .05)  (   .05)  (   .05)
                            ----------  --------  --------  --------  --------
Net asset value, end of
 year......................      $1.00     $1.00     $1.00     $1.00     $1.00
                            ==========  ========  ========  ========  ========
Number of shares
 outstanding (000's
 omitted)..................  1,108,817   944,966   587,080   427,494   335,776
Total investment return....       4.65%     5.11%     4.96%     4.96%     5.04%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted).......... $1,108,817  $944,966  $587,080  $427,494  $335,776
 Operating expenses to
  average net assets.......        .46%      .51%      .57%      .61%      .72%
 Net investment income to
  average net assets.......       4.55%     4.99%     4.86%     4.84%     4.97%

                       See notes to financial statements

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                August 31, 1999

NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities which, in the opinion of the Board of Directors, represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

The Fund values repurchase agreements at cost and accrues interest into interest receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued interest and accretion of original issue and market discounts earned and amortization of premiums, plus or minus any net realized gain or loss on portfolio securities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B--INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

On November 23, 1998, Shareholders approved a new investment advisory agreement at a Special Shareholders Meeting. Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the year ended August 31, 1999.

The Fund contracted with the Adviser to provide shareholder accounting services. The Adviser is paid a fee of $1.00 per open account each month.

No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $3,000, a fee of $750 for each Board of Directors or committee meeting attended, and all expenses the Directors incur in attending meetings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At August 31, 1999, there were 1,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,097,728,786. Transactions in Fund shares at $1.00 per share were as follows:

                                                For the year ended August 31,
                                                ------------------------------
                                                     1999            1998
                                                --------------  --------------
Shares sold....................................  3,681,335,182   2,979,565,610
Shares issued to shareholders in reinvestment
 of dividends..................................     47,633,042      36,974,418
                                                --------------  --------------
                                                 3,728,968,224   3,016,540,028
Less shares repurchased........................ (3,565,117,091) (2,658,654,048)
                                                --------------  --------------
Net increase in capital shares.................    163,851,133     357,885,980
                                                ==============  ==============

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Hilliard-Lyons Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Hilliard-Lyons Government Fund, Inc. (the Fund) as of August 31, 1999, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Louisville, Kentucky
September 17, 1999

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS


  (A) EXHIBITS

      (1) Restated Articles of Incorporation of Registrant.*

    (1.1) Articles Supplementary to Articles of Incorporation.*

      (2) Amended By-Laws of Registrant.*

      (3) Not applicable.

      (4) Form of Investment Advisory Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc.*

      (5) Form of Distribution Agreement between Registrant and Provident Distributors, Inc.*

      (5) (a) Distribution Fee Letter Agreement between J.J.B. Hilliard, W.L. Lyons, Inc. and the Registrant.

      (5) (b) Letter Agreement between J.J.B. Hilliard, W.L. Lyons, Inc. and Provident Distributors, Inc.

      (6) Not applicable.

      (7) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company.*

      (8) Form of Transfer Agent's Agreement between Registrant and State Street Bank and Trust Company.*

      (9) Consent of Ernst & Young LLP, independent auditors.

     (10) Not applicable.

     (11) Individual Retirement Custodial Account Agreement of the Internal Revenue Service, Form 5305-A; Application Information; and Designation of Beneficiary Form.*

     (12) Not applicable.

     (13) Not applicable.

     (14) Not applicable.

    (19) Consent of Brown, Todd & Heyburn PLLC.

    (20) Powers of Attorney executed by J. Henning Hilliard, Samuel G. Miller and J. Robert Shine.*

    -----------
    * Previously filed

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None.

ITEM 25. INDEMNIFICATION

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  Pursuant to the Distribution Agreement, between the Fund and Provident Distributors, Inc. (the "Distributor"), the Fund is required to indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any shares of the Fund, which may be based upon the Securities Act of 1933, or on any other statute or at common law, on the ground that the Fund's Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or an annual or interim report to stockholders of the Fund, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund in connection therewith by or on behalf of the Distributor.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  J.J.B. Hilliard, W.L. Lyons, Inc., the Investment Adviser of the Registrant ("Hilliard-Lyons"), is an investment banking and securities brokerage firm headquartered in Louisville, Kentucky. Hilliard-Lyons is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc., the New York Stock Exchange, the American Stock Exchange, the AMEX Commodities Exchange, the Midwest Stock Exchange, the Chicago Board Options Exchange and the New York Futures Exchange. It has 112 offices and more than 592 financial consultants doing business in 49 states. Hilliard-Lyons maintains an investment advisory department and is registered under the Investment Advisers Act of 1940. For information as to the business, profession, vocation or employment of a substantial nature of each of the directors and officers of Hilliard-Lyons, reference is made to Part I, Schedule D and Part II, Item 6, Schedule F of Form ADV (revised July 31, 1999) filed on or about July 31,
1999 for Hilliard-Lyons.

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) Provident Distributors, Inc. is Registrant's principal underwriter. Provident Distributors, Inc. currently serves as distributor and principal underwriter of Hilliard Lyons Growth Fund, Inc., an open-end non-diversified mutual fund.

  (b) Set forth below is certain information pertaining to the directors and officers of Provident Distributors, Inc., the Registrant's principal underwriter:

                                             POSITION WITH
            NAME AND PRINCIPAL                UNDERWRITER         POSITION WITH
             BUSINESS ADDRESS                (DISTRIBUTOR)         REGISTRANT
            ------------------               -------------        -------------
   Philip H. Rinnander.................       President              None
   Four Falls Corporate Center, 6th Floor
   West Conshohocken, Pennsylvania 19428-2961

   Jane Haegele....................           Director               None
   Four Falls Corporate Center, 6th Floor
   West Conshohocken, Pennsylvania 19428-2961

   Barbara A. Rice.....................       Vice President         None
   Four Falls Corporate Center, 6th Floor
   West Conshohocken, Pennsylvania 19428-2961

   Jason A. Greim......................       Vice President         None
   Four Falls Corporate Center, 6th Floor
   West Conshohocken, Pennsylvania 19428-2961










  (c) The principal underwriter receives $2,000.00 per month as compensation for the duties or services rendered to the Registrant pursuant to the Distribution Agreement.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are in the possession of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 and J.J.B. Hilliard, W.L. Lyons, Inc., Hilliard Lyons Center, Louisville, KY 40202.

ITEM 29. MANAGEMENT SERVICES

  Registrant is not a party to any management related service contract not discussed in Parts A or B of this Form.

ITEM 30. UNDERTAKINGS

  Not Applicable.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, HILLIARD-LYONS GOVERNMENT
FUND, INC., CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485 (a)(1) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT
TO BE SIGNED ON BEHALF OF THE UNDERSIGNED, THERETO DULY AUTHORIZED, IN THE
CITY OF LOUISVILLE AND THE STATE OF KENTUCKY ON THE 27 DAY OF SEPTEMBER,
1997.

                                          HILLIARD-LYONS GOVERNMENT FUND, INC.


                                          By: /s/    DONALD F. KOHLER
                                             -----------------------------------
                                             Donald F. Kohler, Chairman of the
                                                           Board

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT OF THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN SUCH CAPACITIES AND ON THE DATE INDICATED:

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

      /s/ DONALD F. KOHLER           Chairman of the Board          September 27, 1999
------------------------------------  (Principal Executive
          Donald F. Kohler            Officer)



                                     Director*                      September 27, 1999
------------------------------------
        J. Henning Hilliard


                                     Director*                      September 27, 1999
------------------------------------
          J. Robert Shine


                                     Director*                      September 27, 1999
------------------------------------
          Samuel G. Miller



*By: /s/ DONALD F. KOHLER
    --------------------------------
         Donald F. Kohler
         Attorney-in-Fact

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                                 EXHIBIT INDEX

Exhibit
  No.                        Description
-------                      -----------
1*    Restated Articles of Incorporation of Registrant............................
1.1*  Articles Supplementary to Articles of Incorporation.........................
2*    Amended By-Laws of Registrant...............................................
3     Not applicable..............................................................
4*    Form of Investment Advisory Agreement between Registrant and
      J.J.B. Hilliard, W.L. Lyons, Inc............................................
5*    Form of Distribution Agreement between Registrant and Provident
      Distributors, Inc...........................................................
      5(a) Distribution Fee Letter Agreement between J.J.B. Hilliard, W. L. Lyons,
           Inc. and the Registrant................................................
      5(b) Letter Agreement between J.J.B. Hilliard, W. L. Lyons, Inc. and
           Provident Distributors, Inc............................................
6     Not applicable..............................................................
7*    Form of Custodian Agreement between Registrant and State Street Bank and
      Trust Company...............................................................
8*    Form of Transfer Agent's Agreement between Registrant and State Street
      Bank and Trust Company......................................................
9     Consent of Ernst & Young LLP, independent auditors..........................
10    Not applicable..............................................................
11*   Individual Retirement Custodial Account Agreement of the Internal Revenue
      Service, Form 5305-A; Application Information; and Designation of
      Beneficiary Form............................................................
12    Not applicable..............................................................
13    Not applicable..............................................................
14    Not applicable..............................................................
19    Consent of Brown, Todd and Heyburn, PLLC....................................

--------------
*Previously filed